UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2020

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting. On October 1, 2020, Apollo Global Management, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (“Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 20, 2020.

Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Proposal One. To elect Leon Black, Joshua Harris, Marc Rowan, Michael Ducey, Robert Kraft, A.B. Krongard and Pauline Richards to the board of directors of the Company, in each case, for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2021.

The nominees listed below were elected directors of the Company to hold office for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2021 and until their successor has been elected and qualified. The results of the voting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Leon Black	2,386,531,613	30,007,493	31,891,693
Joshua Harris	2,382,592,563	33,946,543	31,891,693
Marc Rowan	2,352,576,896	63,962,210	31,891,693
Michael Ducey	2,362,617,984	53,921,122	31,891,693
Robert Kraft	2,410,038,830	6,500,276	31,891,693
A.B. Krongard	2,362,602,375	53,936,731	31,891,693
Pauline Richards	2,362,084,779	54,454,327	31,891,693

Proposal Two. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”).

The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
2,357,320,037	59,015,273	203,784	31,891,705

Proposal Three. To conduct an advisory vote on the frequency of future say-on-pay votes. The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every three years.

The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
101,716,767	188,777	2,314,473,894	159,646	31,891,715

After considering these results, and consistent with its own recommendation, the executive committee of the board of directors of the Company has determined to provide the Company’s stockholders with a say-on-pay vote every three years until the next advisory vote on the frequency of future say-on-pay votes.

Proposal Four. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
2,363,266,950	84,915,674	248,175	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Global Management, Inc.

Dated: October 7, 2020	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Chief Legal Officer